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                                                                    EXHIBIT 24.8



                               POWER OF ATTORNEY



    The Undersigned directors and/or officers, or both, of SUN INTERNATIONAL HOTELS LIMITED, a corporation organized and existing under the laws of the Commonwealth of The Bahamas ("Sun"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form F-4, hereby constitute and appoint Charles D. Adamo, Howard B. Kerzner, John Allison and Kevin DeSanctis alone or acting together, their true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, their true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where apppropriate to affix the corporate seal of Sun thereto and to attest said seal, and to file said Registration Statement and such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney in the capacities and on the dates indicated.



                         NAME                           TITLE
------------------------------------------------------  ------------------------------------------------------
                                                        Chairman of the Board of Directors and Chief Executive
                   Solomon Kerzner                      Officer (Principal Executive Officer)

                                                        Director
                     Derek Hawton

                                                        Director
                    Peter Buckley

                                                        Director
                     Howard Marks

                                                        Director
                     Eric Siegel

                                                        Chief Financial Officer and Secretary (Principal
                     John Allison                       Financial Officer)

                 /S/ JOHN CORBISHLEY      9/20/96
     -------------------------------------------        Authorized Representative in the United States
                   John Corbishley